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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 20, 2000


                                 PHAR-MOR, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)

                 000-27050                               25-1466309
                 ---------                               ----------
          (Commission File Number)          (I.R.S. Employer Identification No.)


           20 FEDERAL PLAZA WEST,                        44501-0400
              YOUNGSTOWN, OHIO                           ----------
              ----------------                           (Zip Code)
  (Address of Principal Executive Offices)



                                 (330) 746-6641
              (Registrant's Telephone Number, Including Area Code)



                                 With a copy to:
                             Larry M. Spirgel, Esq.
                             Morrison & Foerster LLP
                     2000 Pennsylvania Avenue, NW Suite 5500
                           Washington, D.C. 20006-1888

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ITEM 5.       OTHER EVENTS.

         On November 16, 2000, we announced that we had entered into a $150 million senior secured revolving credit agreement with Fleet Retail Finance Inc., as agent, and other financial institutions, that replaces the existing $100 million senior secured revolving credit facility with Bank of America. The new facility is secured by all of our assets except equipment and real estate. For more information, see our press release included with this Item 5 Form 8-K as Exhibit 99.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

99.1     Press Release issued by Phar-Mor, Inc. dated November 16, 2000.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHAR-MOR, INC.



Date:    November 20, 2000                  By:  /s/ John R. Ficarro
                                                 -------------------------------
                                                 John R. Ficarro
                                                 Senior Vice President and Chief
                                                 Administrative Officer